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                                                                    EXHIBIT 99.1









                                     CONSENT
                                     -------


         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Herbert G. Chorbajian
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     Dated:   July 22, 1998
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     Herbert G. Chorbajian


By:  /s/ Karen R. Hitchcock
     -------------------------
     Dated:     July 27, 1998
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     Karen R. Hitchcock